Exhibit 10.11

Air Resource

Specialists, Inc.

1901 Sharp Point Drive
Suite E
Fort Collins, Colorado 80525
970-484-7941
FAX: 970-484-3423

WORK CANCELLATION FORM

Client:	Akron Riverview Corn Processors, LLC
c/o Mr. Steve Roe
4808 F Avenue
Marcus, Iowa 51035

Description:	Construction storm water application for a dry-mill ethanol plant located near Akron, IA.

Budget:	$7,124

Terms of
Cancellation:

Akron and ARS mutually agree to cancellation of the construction storm water permit application work tasks originally authorized by the Work Authorization Form signed on December 6th, 2006. ARS understands this work has been eliminated from the scope-of-work and agrees to not bill the client for any costs associated with these tasks.

Approved by:	AKRON RIVERVIEW CORN PROCESSORS, LLC

	Signature:	/s/ Stephen G. Roe

	Title:	General Manager

	Date:	April 25, 2007

AIR RESOURCE SPECIALIST, INC

	Signature:	/s/ D. Howard Gebhart

	Title:	ECS Manager

	Date:	April 25, 2007